                            SCHEDULE 14C INFORMATION

       INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Information Statement         [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                   STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
                   STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
                           THE TARGET PORTFOLIO TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Information Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                   STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
                  STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND
                    STRATEGIC PARTNERS MODERATE GROWTH FUND
                      STRATEGIC PARTNERS HIGH GROWTH FUND

                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
               STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND

                         THE TARGET PORTFOLIO TRUST(R)
                      SMALL CAPITALIZATION VALUE PORTFOLIO

                            ------------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                             INFORMATION STATEMENT

                                 MARCH   , 2002

                            ------------------------

TO THE SHAREHOLDERS:

     On November 28, 2001, at an in-person meeting of the Boards of Trustees of the investment companies listed above (the Trusts), the Trustees approved new subadvisory agreements for certain series of the Trusts, which also are listed above. The parties to these subadvisory agreements are Prudential Investments LLC, formerly Prudential Investments Fund Management LLC, each Trust's investment manager, and EARNEST Partners, LLC. This information statement describes the circumstances surrounding the Boards' approval of the new subadvisory agreements and provides you with an overview of their terms.

                                          By order of the Boards,

                                          GEORGE P. ATTISANO
                                            Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                   STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
                  STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND
                    STRATEGIC PARTNERS MODERATE GROWTH FUND
                      STRATEGIC PARTNERS HIGH GROWTH FUND

                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
               STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND

                         THE TARGET PORTFOLIO TRUST(R)
                      SMALL CAPITALIZATION VALUE PORTFOLIO

                                 (800) 225-1852

                            ------------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                             INFORMATION STATEMENT

                                 MARCH   , 2002

                            ------------------------

     This information statement is being furnished to the shareholders of Strategic Partners Conservative Growth Fund (Conservative Growth Fund), Strategic Partners Moderate Growth Fund (Moderate Growth Fund) and Strategic Partners High Growth Fund (High Growth Fund), each a series of Strategic Partners Asset Allocation Funds (Asset Allocation), Strategic Partners Small Capitalization Value Fund (Small Cap Value Fund), a series of Strategic Partners Style Specific Funds (Style Specific) and the Small Capitalization Value Portfolio (Small Cap Value Portfolio), a series of The Target Portfolio Trust(R) (Target) (collectively, Asset Allocation, Style Specific and Target are called the Trusts) in lieu of a proxy statement, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (SEC). The exemptive order permits the Trusts' manager to hire new subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Boards of Trustees, without obtaining shareholder approval.

     Each Trust is a management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is organized as a Delaware business trust. The Trusts' trustees are referred to here as the "Boards" or "Trustees." The Trusts' principal executive offices are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     We are providing shareholders of record of Conservative Growth Fund, Moderate Growth Fund, High Growth Fund, Small Cap Value Portfolio and Small Cap Value Fund (collectively, the Series) as of December 20, 2001 with this information statement. This information statement will be mailed on or about
March   , 2002.

     This information statement relates to the approval by the Trustees of new subadvisory agreements between Prudential Investments LLC, formerly Prudential Investments Fund Management LLC (PI or the Manager) and EARNEST Partners, LLC (EARNEST Partners), with respect to each of the Series (collectively, the Subadvisory Agreements), copies of which are attached hereto as Exhibit A. Although each Subadvisory Agreement is dated as of December 13, 2001, EARNEST Partners' service as subadviser began on December 20, 2001. EARNEST Partners replaces Lazard Asset Management (Lazard), which had served as subadviser to a segment of the Small Cap Value Portfolio and Small Cap Value Fund under subadvisory agreements dated January 2, 1995 and October 29, 1999, respectively, and replaces The Dreyfus Corporation (Dreyfus), which had served as subadviser to a segment of Conservative Growth Fund, Moderate Growth Fund and High Growth Fund under subadvisory agreements each dated November 12, 1998. Each of those subadvisory agreements terminated on December 19, 2001. The initial shareholder of each of the relevant Series of Asset Allocation, Style Specific and Target approved the previous subadvisory agreements on

October 1, 1998, September 13, 1999 and October 14, 1992, respectively. The previous subadvisory agreements were last approved by the Trustees, including a majority of the Trustees who were not parties to the contracts and were not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), on May 22, 2001. EARNEST Partners will pay the costs associated with preparing and distributing this information statement to each Series' respective shareholders.

THE TARGET PROGRAM

     Target consists of ten separate investment portfolios, including the Small Cap Value Portfolio. Shares of the portfolios are offered to participants in the Prudential Securities Target Program (the Target Program), an investment advisory service that provides to investors asset allocation proposals with respect to the portfolios based on an evaluation of the investor's investment objectives and risk tolerances. The Target Program or shares of Target (without participation in the Target Program) are also available to banks, trust companies and other investment advisory services that maintain securities accounts with Prudential Securities Incorporated (Prudential Securities) and to certain fee-based programs sponsored by Prudential Securities and its affiliates, which include mutual funds as investment options and for which the portfolios are an available option, without payment of the Target Program fee. Participation in the Target Program is subject to payment of a program fee that is separate from the portfolios' management fees. For all accounts, other than Individual Retirement Accounts and qualified employee benefit plans (collectively, Plans), the quarterly advisory fee is charged at a maximum annual rate of 1.50% of assets held in a Target Program account invested in equity portfolios, such as the Small Cap Value Portfolio, and 1.00% of assets invested in income portfolios. For Plans, the quarterly advisory fee is charged at the maximum annual rate of 1.25% and 1.35% of assets invested in equity portfolios and income portfolios, respectively.

THE MANAGER AND SUBADVISERS

     PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trusts' manager under management agreements dated as of November 12, 1998 in the case of Asset Allocation, November 9, 1992, as amended on April 1, 1994, in the case of Target, and August 25, 1999, in the case of Style Specific. PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential). As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore registered open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion. Information concerning the Trusts' current management arrangements can be found in Exhibit
B. Information concerning officers of the Trusts is set forth in Exhibit C.

     For the fiscal year ended December 31, 2001, Lazard received $315,781 for managing its segment of the Small Cap Value Portfolio. For the fiscal year ended July 31, 2001, Lazard received $39,397 for managing its segment of the Small Cap Value Fund. For the fiscal year ended July 31, 2001 Dreyfus received $19,016, $69,698 and $120,617, for managing its segment of the Conservative Growth Fund, Moderate Growth Fund and High Growth Fund, respectively.

     Pursuant to other subadvisory agreements, the following companies currently manage the remaining segments of the Series. These agreements will remain in place and these companies will continue to provide subadvisory services to the Series.

         SERIES                                      OTHER SUBADVISER(S)
Conservative Growth Fund    -    Franklin Advisers, Inc. (Franklin), 920 Park Place, San
                                 Mateo, CA 94403, wholly-owned subsidiary of Franklin
                                 Resources, Inc.
                            -    Jennison Associates L.P. (Jennison), 466 Lexington Avenue,
                                 New York, NY 10017, a wholly-owned subsidiary of Prudential.
                            -    Pacific Investment Management Company LLC (PIMCO), 840
                                 Newport Center Drive, Suite 300, Newport Beach, CA 92660,
                                 the ultimate parent of which is Allianz AG.
                            -    Prudential Investment Management, Inc. (PIM), 751 Broad
                                 Street, Newark, NJ 07102, a wholly-owned subsidiary of
                                 Prudential.

Moderate Growth Fund        -    Franklin
                            -    Jennison
                            -    Lazard, 30 Rockefeller Plaza, New York, NY 10112, a division of Lazard Freres & Co. LLC.
                            -    PIMCO
                            -    PIM

High Growth Fund            -    Franklin
                            -    Jennison
                            -    Lazard

Small Cap Value Fund and    -    Credit Suisse Asset Management, LLC, 466 Lexington Avenue,
Small Cap Value                  New York, NY 10172, a wholly-owned subsidiary of Credit
Portfolio                        Suisse Group.

SHAREHOLDER REPORTS

     Target's most recent annual report for the fiscal year ended December 31, 2001 has been sent to its shareholders. Each of Asset Allocation's and Style Specific's annual report for the fiscal year ended July 31, 2001 has been sent to its shareholders. EACH TRUST'S MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING THE APPLICABLE TRUST AT GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077 OR BY CALLING (800) 225-1852 (TOLL FREE).

SHAREHOLDINGS

     Information on shareholders owning beneficially 5% or more of the shares of any class of any Series on February 1, 2002 is set forth in Exhibit D. To the knowledge of management, the executive officers and Trustees of the Trusts (who are the same for each Trust), as a group, owned less than 1% of the outstanding shares of each class of each Series as of February 1, 2002.

                           NEW SUBADVISORY AGREEMENTS

     On November 28, 2001, the Trustees, including a majority of the Independent Trustees, approved the Subadvisory Agreements. Lazard had served as subadviser to a segment of the Small Cap Value Portfolio and Small Cap Value Fund, and Dreyfus had served as subadviser to a segment of Conservative Growth Fund, Moderate Growth Fund and High Growth Fund, under subadvisory agreements that were terminated on December 19, 2001. Lazard and Dreyfus were replaced as subadvisers to the relevant Series by the Trustees. The Trustees considered many factors in deciding to replace Lazard and Dreyfus as subadvisers, including the unsatisfactory performance of the segments of the Series that Lazard and Dreyfus managed. In addition to PI's belief (based on its own research as presented to the Boards) that EARNEST Partners would be likely to improve the performance of the segments of each Series previously subadvised by Lazard or Dreyfus, as applicable, the Boards also considered the following factors in approving EARNEST Partners as subadviser:

     - Clear Investment Discipline: EARNEST Partners employs a quantitative process for screening the stock universe, but most of its effort focuses on fundamental analysis.

     - Strong Personnel: EARNEST Partners manages over $3 billion in investment products, has 30 professionals and its principals average over 20 years' experience in managing investment assets.

     In reviewing EARNEST Partners, each Board also considered: (1) the anticipated quality of brokerage execution, (2) the benefit to the Series of research and other services received from broker-dealers in connection with the Series portfolio transactions, and (3) the absence of any significant compliance problems.

     The Subadvisory Agreements contain substantially similar terms and conditions as the subadvisory agreements in effect prior to December 20, 2001, except as more fully described below under "Board Consideration of Subadvisory Agreements" and "Terms of Subadvisory Agreements." EARNEST Partners renders investment advice to each Series in accordance with its investment objective and policies and also makes investment decisions to purchase and sell securities on behalf of each Series, subject to the supervision of PI.

     Section 15 of the 1940 Act requires that a majority of each Series' outstanding voting securities approve its subadvisory agreements. However, on September 11, 1996, the SEC issued an order (the Order) granting exemptive relief from certain requirements of Section 15 to Target, PI and any future open-end management investment company managed by PI, provided that such investment company operates in substantially the same manner as Target and complies with the conditions of the order (which would include Asset Allocation and Style Specific, as they commenced operations on November 18, 1998 and November 3, 1999, respectively). According to the Order, which is subject to a number of conditions (including approval by each Trust's shareholders, which approval was received on October 30, 1996 in the case of Target, on September 13, 1999 in the case of Style Specific and on October 1, 1998 in the case of Asset Allocation), PI may now enter into subadvisory agreements on behalf of each Trust without receiving prior shareholder approval. Thus, execution and implementation of the Subadvisory Agreements did not require shareholder consent.

BOARD CONSIDERATION OF SUBADVISORY AGREEMENTS

     At an in-person meeting of each Board held on November 28, 2001, at which a majority of the Trustees were in attendance, including a majority of the Independent Trustees, the Trustees considered and approved the Subadvisory Agreements. In considering the approval of the Subadvisory Agreements, the Trustees, including all of the Independent Trustees in attendance, considered whether the approval of each Subadvisory Agreement was in the best interests of the relevant Trust and the shareholders of the relevant Series. At the meeting, the Trustees reviewed materials furnished by PI and EARNEST Partners.

     The Trustees discussed and reviewed the terms of the Subadvisory Agreements. With the exception of the subadviser's name, the dates of execution, effectiveness, termination and certain new provisions (as well as certain ones that were deleted) as discussed below, the terms of the Subadvisory Agreements are substantially similar to the corresponding subadvisory agreements with Dreyfus and Lazard that were terminated on December 19, 2001.

     With respect to the Subadvisory Agreements for the Conservative Growth, Moderate Growth and High Growth Funds, provisions relating to the following are not included in the new Subadvisory Agreements:

     - The subadviser's liability in connection with the Prospectus only with respect to information furnished by the subadviser.

     - The frequency with which the subadviser will reconcile its records of such a Fund's assets with statements provided by the custodian and the nature of reports relating thereto.

     - Indemnification of either party to the contract resulting from willful misfeasance, bad faith, gross negligence, reckless disregard of duties or violation of applicable law.

     With respect to the Small Cap Value Fund and the Small Cap Value Portfolio, provisions relating to the following are not included in the new Subadvisory
Agreements:

     - PI's right to waive any rights it may have against the subadviser under applicable law.

     - The subadviser's right to refrain from providing any advice or services, which it believes would create a conflict of interest.

     All the Subadvisory Agreements have new provisions relating to:

     (1) each party's representation of its due organization, experience and good standing in its state of organization, its due qualification to conduct business where necessary and its due authorization to enter into and perform the Subadvisory Agreements, (2) PI's continual evaluation of EARNEST Partners' performance and periodic reports to the Boards, (3) a requirement that EARNEST Partners give PI notice of any anticipated change in control of EARNEST Partners and EARNEST Partners make its employees available to consult with persons associated with the Trust, (4) EARNEST Partners permission that its associated persons serve as Trust officers or Trustees, if elected, (5) the place where communications pursuant to the Subadvisory Agreements should be delivered, (6) the agreement of each party that there are no other understandings regarding the transaction contemplated by the Subadvisory Agreements, and (7) an understanding that a waiver of a portion of a Subadvisory Agreement is not a waiver of any other part of the Agreement, and if a portion of a Subadvisory Agreement is held or made invalid, the remainder of the Subadvisory Agreement will continue to be valid.

     With respect to each Series, PI (not the Series) will pay EARNEST Partners a subadvisory fee at the annual rate of 0.40% of the segment of the Series' average daily net assets that EARNEST Partners manages. Under the former subadvisory agreements, Lazard and Dreyfus received annual fees of 0.40% and 0.45%, respectively, of the average daily net assets of the segments of each Series that they managed.

     With respect to Asset Allocation, if the new Subadvisory Agreements with EARNEST Partners had been in place during the fiscal year ended July 31, 2001, PI would have paid EARNEST Partners an aggregate of $186,072, which is 11.11% less than the aggregate amount of $209,331 paid to Dreyfus over the same period. The Trustees also considered the possible benefits to PI and its affiliates of this change of subadvisers. Based upon their review, the Trustees, including the Independent Trustees, concluded that each Subadvisory Agreement was in the best interests of the relevant Trust and the shareholders of the relevant Series and that this change of subadvisers does not involve a conflict of interest from which PI or an affiliate would derive an inappropriate advantage. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the Independent Trustees, approved the Subadvisory Agreements.

INFORMATION CONCERNING EARNEST PARTNERS

     EARNEST Partners is a wholly-owned subsidiary of EARNEST Holdings, LLC, an employee-owned company in which Paul E. Viera, Jr. holds a controlling interest. Founded in 1998, EARNEST Partners had $3.55 billion in assets under management as of December 31, 2001. The address of EARNEST Partners is 75 14th St., Suite 2300, Atlanta, GA 30309.

     Exhibit E contains information about the other mutual funds managed by EARNEST Partners with investment objectives and strategies similar to those of the Series. Exhibit E also lists the principal executive officers and directors of EARNEST Partners.

TERMS OF SUBADVISORY AGREEMENTS

     The following summary of the Subadvisory Agreements is qualified in its entirety by reference to the copies of the Subadvisory Agreements that are attached as Exhibit A to this information statement.

     Under the Subadvisory Agreements, EARNEST Partners is compensated by PI (and not the Series) at an annual rate of 0.40% of the segment of each Series' average net assets managed by EARNEST Partners. The Subadvisory Agreements provide that, subject to PI's and each Board's supervision, EARNEST Partners is responsible for managing the investment operations of its segment of each Series and for making investment decisions and placing orders to purchase and sell securities for such segment of each Series, all in accordance with the investment objective and policies of each Series as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the relevant Board. In accordance with the requirements of the 1940 Act, EARNEST Partners also provides PI with all books and records relating to the transactions it executes and renders to the Trustees such periodic and special reports as the Boards may reasonably request.

     Duration and Termination. Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the relevant Series, or by the relevant Board, including the approval by a majority of the Independent Trustees, at an in-person meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the relevant Board or by vote of a majority of the outstanding voting securities of the relevant Series,
(2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust's management agreement with PI, and (3) the Subadvisory Agreement may be terminated at any time by EARNEST Partners or PI on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

     Liability. The Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, EARNEST Partners will not be liable for any act or omission in connection with its activities as subadviser to the Series.

SHAREHOLDER PROPOSALS

     As Delaware business trusts, the Trusts are not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or a Trust's Agreement and Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of a Trust must be received by the Trust a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and to be presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                                          GEORGE P. ATTISANO,
                                            Secretary

Dated: March   , 2002

                                                                       EXHIBIT A

                           SUBADVISORY AGREEMENT WITH
                             EARNEST PARTNERS, LLC

                   STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
                    (FORMERLY, PRUDENTIAL DIVERSIFIED FUNDS)

                  STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND
          (FORMERLY, PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH FUND)
                    STRATEGIC PARTNERS MODERATE GROWTH FUND
            (FORMERLY, PRUDENTIAL DIVERSIFIED MODERATE GROWTH FUND)
                      STRATEGIC PARTNERS HIGH GROWTH FUND
              (FORMERLY, PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND)

     Agreement made as of this 13th day of December, 2001, between Prudential Investments LLC (formerly known as Prudential Investments Fund Management LLC), a New York limited liability company ("PI" or the "Manager"), and EARNEST Partners, LLC (the "Subadviser"), a Georgia limited liability company.

     WHEREAS, the Manager has entered into a Management Agreement, dated November 12, 1998 (the "Management Agreement"), with Strategic Partners Asset Allocation Funds, a Delaware business trust (the "Trust"), on behalf of the Strategic Partners Conservative Growth Fund, Strategic Partners Moderate Growth Fund and Strategic Partners High Growth Fund (collectively, the "Funds"), each a series of a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which PI acts as Manager of the Funds; and

     WHEREAS, PI desires to retain the Subadviser to provide investment advisory services to each Fund and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties hereby agree as follows:

          1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the investment operations of each Fund as the Manager shall direct and shall manage the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

             (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

             (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Agreement and Declaration of Trust and By-Laws of the Trust, with the Prospectus and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, as delivered by the Manager to the Subadviser, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

             (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

             On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

             (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs
        (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

             (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

             (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser; (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated; and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

          (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

          (c) The Subadviser shall keep each Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

          (d) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

          (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

          2. The Manager shall continue to have responsibility for all services to be provided to each Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

          3. Each party represents and warrants to the other that it is (a) duly organized and existing and in good standing under the laws of its state of organization; (b) duly qualified to conduct its business in all jurisdictions that require such qualification; and (c) duly authorized to enter into and perform this Agreement.

          4. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of each Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. This fee will be computed daily and paid monthly.

          5. The Subadviser shall not be liable for any error of judgment or for any loss suffered by a Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

          6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust, on behalf of a Fund, at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser.

          Any notice or other communication required to be given pursuant to
     Section 5 of this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077,
     Attention: Secretary; (2) to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 75 14th Street, Suite 2300, Atlanta, GA 30309, Attention:
     James M. Wilson.

          7. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's partners, principals, members, officers or employees who may also be a Trustee, officer or employee of the Trust or a Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

          8. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of a Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

          9. This Agreement may be amended by mutual consent, but the consent of a Fund must be obtained in conformity with the requirements of the 1940 Act.

          10. This Agreement shall be governed by the laws of the State of New York. This Agreement together with any other written agreements between the parties entered into concurrently with this Agreement contain the entire agreement between the parties with respect to the transactions contemplated hereby and supersede all previous oral or written negotiations, commitments and understandings related thereto. No waiver by one party of any obligation of the other hereunder shall be considered a waiver of any other obligation of such party. If any portion of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC                     EARNEST PARTNERS, LLC

By: /s/ ROBERT F. GUNIA                        By: /s/ PAUL E. VIERA
    ------------------------------------------ ------------------------------------------
    Robert F. Gunia                                Paul E. Viera
    Executive Vice President                       Chief Executive Officer

                                                                      SCHEDULE A

            SUBADVISORY AGREEMENT DATED DECEMBER 13, 2001 BETWEEN PI
                 AND EARNEST PARTNERS, LLC WITH RESPECT TO THE
                  STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND,
                  STRATEGIC PARTNERS MODERATE GROWTH FUND AND
                      STRATEGIC PARTNERS HIGH GROWTH FUND,
           EACH A SERIES OF STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

                             COMPENSATION SCHEDULE

     With respect to each Fund, the annual fee payable to the Subadviser as a percentage of average daily net assets of the Fund managed by the Subadviser:

     0.40% on the Fund's assets managed by the Subadviser.

     As of December 13, 2001

                           SUBADVISORY AGREEMENT WITH
                             EARNEST PARTNERS, LLC

                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
                            (FORMERLY, TARGET FUNDS)

               STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND
                  (FORMERLY, SMALL CAPITALIZATION VALUE FUND)

     Agreement made as of this 13th day of December, 2001, between Prudential Investments LLC (formerly known as Prudential Investments Fund Management LLC), a New York limited liability company ("PI" or the "Manager"), and EARNEST Partners, LLC, a Georgia limited liability company (the "Subadviser").

     WHEREAS, the Manager has entered into a Management Agreement, dated August 25, 1999 (the "Management Agreement"), with Strategic Partners Style Specific Funds, a Delaware business trust (the "Trust"), on behalf of the Strategic Partners Small Capitalization Value Fund (the "Fund"), a series of a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which PI acts as Manager of the Fund; and

     WHEREAS, PI desires to retain the Subadviser to provide investment advisory services to the Fund and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties hereby agree as follows:

          1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

             (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

             (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Agreement and Declaration of Trust and By-Laws of the Trust, with the Prospectus and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, as delivered by the Manager to the Subadviser, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

             (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

             On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

             (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs
        (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

             (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

             (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser; (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated; and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

          (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

          (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by

     Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

          (d) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

          (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

          2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

          3. Each party represents and warrants to the other that it is (a) duly organized and existing and in good standing under the laws of its state of organization; (b) duly qualified to conduct its business in all jurisdictions that require such qualification; and (c) duly authorized to enter into and perform this Agreement.

          4. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. This fee will be computed daily and paid monthly.

          5. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

          6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust, on behalf of the Fund, at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser.

          Any notice or other communication required to be given pursuant to
     Section 5 of this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077,
     Attention: Secretary; (2) to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 75 14th Street, Suite 2300, Atlanta, GA 30309, Attention:
     James M. Wilson.

          7. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's partners, principals, members, officers or employees who may also be a Trustee, officer or employee of the Trust or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

          8. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

          9. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

          10. This Agreement shall be governed by the laws of the State of New York. This Agreement together with any other written agreements between the parties entered into concurrently with this Agreement contain the entire agreement between the parties with respect to the transactions contemplated hereby and supersede all previous oral or written negotiations, commitments and understandings related thereto. No waiver by one party of any obligation of the other hereunder shall be considered a waiver of any other obligation of such party. If any portion of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC                                              EARNEST PARTNERS, LLC

By: /s/ ROBERT F. GUNIA                        By: /s/ PAUL E. VIERA
---------------------------------------------- ----------------------------------------------
Robert F. Gunia                                Paul E. Viera
Executive Vice President                       Chief Executive Officer

                                                                      SCHEDULE A

             SUBADVISORY AGREEMENT DATED DECEMBER 13, 2001 BETWEEN
                PI AND EARNEST PARTNERS, LLC WITH RESPECT TO THE
             STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND, A
               SERIES OF STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

                             COMPENSATION SCHEDULE

     Annual fee payable to the Subadviser as a percentage of average daily net assets of the Fund managed by the Subadviser:

     0.40% on the Fund's assets managed by the Subadviser.

     As of December 13, 2001

                           SUBADVISORY AGREEMENT WITH
                             EARNEST PARTNERS, LLC

                           THE TARGET PORTFOLIO TRUST

                      SMALL CAPITALIZATION VALUE PORTFOLIO

     Agreement made as of this 13th day of December, 2001, between Prudential Investments LLC (formerly Prudential Investments Fund Management LLC), a New York limited liability company ("PI" or the "Manager"), and EARNEST Partners, LLC, a Georgia limited liability company (the "Subadviser").

     WHEREAS, the Manager has entered into a Management Agreement, dated November 9, 1992, as amended April 1, 1994 (the "Management Agreement"), with The Target Portfolio Trust, a Delaware business trust (the "Trust"), on behalf of the Small Capitalization Value Portfolio (the "Portfolio"), a series of a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which PI acts as Manager of the Portfolio; and

     WHEREAS, PI desires to retain the Subadviser to provide investment advisory services to the Portfolio and to manage such portion of the Portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties hereby agree as follows:

          1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the investment operations of the Portfolio as the Manager shall direct and shall manage the composition of the Portfolio's portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in its prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

             (i) The Subadviser shall provide supervision of such portion of the Portfolio's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash.

             (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Agreement and Declaration of Trust and By-Laws of the Trust, with the Prospectus and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, as delivered by the Manager to the Subadviser, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

             (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Portfolio, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Portfolio's Prospectus or as the Board of Trustees may direct from time to time. In providing the Portfolio with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Portfolio's investment transaction business. It is also understood that it is desirable for the Portfolio that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Portfolio with such brokers or futures commission merchants, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

             On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

             (iv) The Subadviser shall maintain all books and records with respect to the Portfolio's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Portfolio with respect to any matter discussed herein, including, without limitation, the valuation of the Portfolio's securities.

             (v) The Subadviser shall provide the Portfolio's Custodian on each business day with information relating to all transactions concerning the portion of the Portfolio's assets it manages, and shall provide the Manager with such information upon request of the Manager.

             (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Portfolio in a "manager-of-managers" style, the Manager will, among other things,
        (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser; (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated; and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

          (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

          (c) The Subadviser shall keep the Portfolio's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Portfolio are the property of the Portfolio, and the Subadviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

          (d) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

          (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

          2. The Manager shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

          3. Each party represents and warrants to the other that it is (a) duly organized and existing and in good standing under the laws of its state of organization; (b) duly qualified to conduct its business in all jurisdictions that require such qualification; and (c) duly authorized to enter into and perform this Agreement.

          4. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Portfolio's average daily net assets of the portion of the Portfolio managed by the Subadviser as described in the attached Schedule A. This fee will be computed daily and paid monthly.

          5. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Portfolio or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

          6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust, on behalf of the Portfolio, at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser.

          Any notice or other communication required to be given pursuant to
     Section 5 of this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077,
     Attention: Secretary; (2) to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 75 14th Street, Suite 2300, Atlanta, GA 30309, Attention:
     James M. Wilson.

          7. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's partners, principals, members, officers or employees who may also be a Trustee, officer or employee of the Trust or the Portfolio to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

          8. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Portfolio or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

          9. This Agreement may be amended by mutual consent, but the consent of the Portfolio must be obtained in conformity with the requirements of the 1940 Act.

          10. This Agreement shall be governed by the laws of the State of New York. This Agreement together with any other written agreements between the parties entered into concurrently with this Agreement contain the entire agreement between the parties with respect to the transactions contemplated hereby and supersede all previous oral or written negotiations, commitments and understandings related thereto. No waiver by one party of any obligation of the other hereunder shall be considered a waiver of any other obligation of such party. If any portion of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC                     EARNEST PARTNERS, LLC

By: /s/ ROBERT F. GUNIA                        By: /s/ PAUL E. VIERA
    ------------------------------------------ ------------------------------------------
    Robert F. Gunia                                Paul E. Viera
    Executive Vice President                       Chief Executive Officer

                                                                      SCHEDULE A

             SUBADVISORY AGREEMENT DATED DECEMBER 13, 2001 BETWEEN
             PI AND EARNEST PARTNERS, LLC WITH RESPECT TO THE SMALL CAPITALIZATION VALUE PORTFOLIO, A SERIES OF THE TARGET PORTFOLIO TRUST

                             COMPENSATION SCHEDULE

     Annual fee payable to the Subadviser as a percentage of average daily net assets of the Portfolio managed by the Subadviser:

     0.40% on the Portfolio's assets managed by the Subadviser.

     As of December 13, 2001

                                                                       EXHIBIT B

                            MANAGEMENT OF THE TRUSTS

THE MANAGER

     Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trusts' Manager under management agreements (the Management Agreements) dated as of November 12, 1998, in the case of Asset Allocation, November 9, 1992, as amended on April 1, 1994, in the case of Target, and August 25, 1999 in the case of Style Specific, each renewed thereafter as required by the 1940 Act.

     The Management Agreements were last approved by the Trustees of each Trust, including a majority of the Independent Trustees, on May 22, 2001. The Management Agreements were approved by the sole shareholder of the Trusts on October 1, 1998 in the case of Asset Allocation, October 14, 1992 in the case of Target, and on September 13, 1999 in the case of Style Specific.

TERMS OF THE MANAGEMENT AGREEMENT

     Pursuant to the Management Agreement for each Trust, PI, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's portfolios, including the purchase, retention, disposition and loan of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Trust and each portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

     The Manager also reviews the performance of all subadvisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PI is obligated to keep certain books and records of each Trust. PI also administers each Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Trusts' custodian, and Prudential Mutual Fund Services LLC (PMFS), the Trusts' transfer and dividend disbursing agent. The management services of PI for the Trusts are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

     PI has authorized any of its directors, officers and employees who have been elected as Trustees or officers of the Trusts to serve in the capacities in which they have been elected. All services furnished by PI under the Management Agreements may be furnished by any such directors, officers or employees of PI.

     In connection with its management of the business affairs of the Trusts, PI bears the following expenses:

          (a) the salaries and expenses of all of its and each Trust's personnel, except the fees and expenses of Independent Trustees;

          (b) all expenses incurred by PI or by each Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

          (c) the fees payable to each subadviser pursuant to the subadvisory agreement between PI and the subadviser.

     For its services, PI is compensated by each Series. The table below sets forth the annual management fee for each Series (shown as a percentage of its average daily net assets).

SERIES                                                        MANAGEMENT FEE
------                                                        --------------
Conservative Growth Fund....................................       0.75%
Moderate Growth Fund........................................       0.75%
High Growth Fund............................................       0.75%
Small Cap Value Portfolio...................................       0.60%
Small Cap Value Fund........................................       0.70%

     The Management Agreement with Target also provides that, in the event the expenses of the Trust (including the fees of PI, but excluding interest, taxes, brokerage commissions, distribution fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Trust's shares are qualified for offer and sale, the compensation due to PI will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PI will be paid by PI to Target. No such reductions were required during Target's last fiscal year. No jurisdiction currently limits Target's expenses.

     Under the terms of the Management Agreements, each Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's subadvisers, (c) the fees and certain expenses of the Trust's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing Trust shares, (d) the charges and expenses of the Trust's legal counsel and independent accountants,
(e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and qualifying the Trust's shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and
(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business. Under the terms of the Management Agreements for Style Specific and Asset Allocation, each of Style Specific and Asset Allocation is responsible for paying distribution and service fees.

     The Management Agreements provide that PI will not be liable for any error of judgment or for any loss suffered by a Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. Each Management Agreement also provides that it will terminate automatically upon assignment (as defined in the 1940 Act) and that it may be terminated without penalty as to the Series by the Trustees of the relevant Trust, by vote of a majority of the relevant Series' outstanding voting securities (as defined in the 1940 Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice to the Trust.

INFORMATION ABOUT PI

     PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential, a major, diversified insurance and financial services company. Prudential's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

     PI acts as manager for the following investment companies, in addition to the Trusts:

     Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Opportunity Funds, The Prudential Investment Portfolios, Inc. and The Prudential Series Fund, Inc.

PI'S DIRECTORS AND OFFICERS

     The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

NAME                                      POSITION WITH PI                 PRINCIPAL OCCUPATIONS
----                                      ----------------                 ---------------------
David R. Odenath, Jr..............  Officer in Charge,            Officer in Charge, President, Chief
                                    President, Chief Executive    Executive Officer and Chief Operating
                                      Officer and Chief             Officer, PI; Senior Vice President,
                                      Operating Officer             The Prudential Insurance Company of
                                                                    America (Prudential)
Catherine A. Brauer...............  Executive Vice President      Executive Vice President, PI
John L. Carter....................  Executive Vice President      Executive Vice President, PI
Robert F. Gunia...................  Executive Vice President and  Executive Vice President and Chief
                                      Chief Administrative          Administrative Officer, PI; Vice
                                      Officer                       President, Prudential; President,
                                                                    Prudential Investment Management
                                                                    Services LLC (PIMS)
William V. Healey.................  Executive Vice President,     Executive Vice President, Chief Legal
                                      Chief Legal Officer and     Officer and Secretary, PI; Vice
                                      Secretary                     President and Associate General
                                                                    Counsel, Prudential; Senior Vice
                                                                    President, Chief Legal Officer and
                                                                    Secretary, PIMS
Marc S. Levine....................  Executive Vice President      Executive Vice President, PI
Judy A. Rice......................  Executive Vice President      Executive Vice President, PI
Ajay Sawhney......................  Executive Vice President      Executive Vice President, PI
Lynn M. Waldvogel.................  Executive Vice President      Executive Vice President, PI

THE DISTRIBUTOR AND TRANSFER AGENT

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Trusts under separate distribution agreements with each Trust. PIMS is a subsidiary of Prudential. No payments are made to PIMS for serving as distributor to Target. Pursuant to separate distribution and service plans (the Plans) adopted under Rule 12b-1 under the 1940 Act, the portfolios of Style Specific and Asset Allocation bear the expense of distribution and service fees paid to PIMS with respect to their respective Class A, Class B and Class C shares. For the fiscal year ended July 31, 2001, PIMS received distribution and servicing fees aggregating $161,729 ($13,954 for Class A, $84,315 for Class B and $63,460 for Class C) from the Small Cap Value Fund. For the fiscal year ended July 31, 2001 PIMS received from: Conservative Growth Fund distribution and servicing fees aggregating $691,930 ($39,961 for Class A, $524,334 for Class B and $127,635 for Class C); Moderate Growth Fund distribution and servicing fees aggregating $1,543,132 ($141,568 for Class A, $1,095,338 for Class B and $306,226 for Class C); and High Growth Fund distribution and servicing fees aggregating $1,301,179 ($97,820 for Class A, $849,490 for Class B and $353,869 for Class C).

     PIMS has advised (i) Style Specific of its receipt of front-end sales charges of $36,800 and $39,400, resulting from sales of Class A and Class C shares, respectively, of the Small Cap Value Fund during the fiscal year ended July 31, 2001 and (ii) Asset Allocation of its receipt of $85,100 and $47,400; $182,900 and $125,200; and $190,100 and $132,900 from sales of Class A and Class C shares, respectively, of Conservative Growth Fund, Moderate Growth Fund and High Growth Fund during the fiscal year ended July 31, 2001. From these fees, PIMS paid sales charges to affiliated broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised Style Specific that for the fiscal year ended July 31, 2001, it received $15,700 and $7,600 in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders of the Small Cap Value Fund, respectively. PIMS has advised Asset Allocation that for the fiscal year ended July 31, 2001, it received $135,900 and $7,000; $231,900 and $19,100; and
$188,000 and $20,500 in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders of the Conservative Growth Fund, Moderate Growth Fund and High Growth Fund, respectively.

     The Trusts' transfer agent is PMFS, 194 Wood Avenue South, Iselin, New Jersey 08830. PMFS received $156,600 for its services in connection with the Small Cap Value Portfolio during the fiscal year ended December 31, 2001. PMFS received $74,000, $202,100 and $302,000 for its services in connection with Conservative Growth Fund, Moderate Growth Fund and High Growth Fund, respectively, during the fiscal year ended July 31, 2001. PMFS received $33,700 for its services in connection with the Small Cap Value Fund during the fiscal year ended July 31, 2001.

BROKERAGE

     During the fiscal year ended December 31, 2001, the Small Cap Value Portfolio paid $708 in commissions to Prudential Securities, an indirect, wholly-owned subsidiary of Prudential, which represented 0.15% of the aggregate commissions that this Series paid for the same period. The Moderate Growth and High Growth Funds each paid commissions of $30 to Prudential Securities for the fiscal year ended July 31, 2001, which represented less than 1% of the aggregate commissions that each of these Series paid for the same period. The Small Cap Value Fund paid $233 in commissions to Prudential Securities for the fiscal year ended July 31, 2001, which represented 0.51% of the aggregate commissions that this Series paid for the same period.

                                                                       EXHIBIT C

                              OFFICER INFORMATION

NAME (AGE)                           OFFICE(S) WITH THE TRUSTS             PRINCIPAL OCCUPATIONS
----------                           -------------------------             ---------------------
David R. Odenath, Jr. (44)........  Trustee and President         Officer in Charge, President, Chief
                                                                  Executive Officer and Chief Operating
                                                                    Officer (since June 1999) of PI;
                                                                    Senior Vice President (since June
                                                                    1999), Prudential; formerly Senior
                                                                    Vice President (August 1993-May 1999)
                                                                    PaineWebber Group, Inc.
Robert F. Gunia (55)..............  Trustee and Vice President    Executive Vice President and Chief
                                                                    Administrative Officer (since June
                                                                    1999) of Prudential Investments;
                                                                    Executive Vice President and Treasurer
                                                                    (since December 1996) of PI; President
                                                                    (since April 1999) of PIMS; Corporate
                                                                    Vice President (since September 1997)
                                                                    of Prudential; formerly Senior Vice
                                                                    President (March 1987-May 1999) of
                                                                    Prudential Securities; formerly Chief
                                                                    Administrative Officer (July
                                                                    1989-September 1996), Director
                                                                    (January 1989-September 1996) and
                                                                    Executive Vice President, Treasurer
                                                                    and Chief Financial Officer (June
                                                                    1987-December 1996) of Prudential
                                                                    Mutual Fund Management, Inc. (PMF);
                                                                    Vice President and Director (since May
                                                                    1989) of The Asia Pacific Fund, Inc.
Grace C. Torres (42)..............  Treasurer and Principal       Senior Vice President (since January
                                      Financial and Accounting    2000) of PI; formerly First Vice
                                      Officer                       President (December 1996-January 2000)
                                                                    of PI and First Vice President (March
                                                                    1993-1999) of Prudential Securities.
George P. Attisano (46)...........  Secretary                     Vice President and Corporate Counsel
                                                                    (formerly Assistant General Counsel)
                                                                    of Prudential and Vice President and
                                                                    Assistant Secretary of PI (September
                                                                    2000); formerly Associate Attorney of
                                                                    Kramer Levin Naftalis & Frankel LLP
                                                                    (April 1998-September 2000) and
                                                                    Associate Attorney of Willkie Farr &
                                                                    Gallagher (September 1996-April 1998).

NAME (AGE)                           OFFICE(S) WITH THE TRUSTS             PRINCIPAL OCCUPATIONS
----------                           -------------------------             ---------------------
William V. Healey (48)............  Assistant Secretary           Vice President and Associate General
                                                                    Counsel (since 1998) of Prudential;
                                                                    Executive Vice President, Secretary
                                                                    and Chief Legal Officer (since
                                                                    February 1999) of PI; Senior Vice
                                                                    President, Chief Legal Officer and
                                                                    Secretary (since December 1998) of
                                                                    PIMS; Executive Vice President, Chief
                                                                    Legal Officer and Secretary (since
                                                                    February 1999) of PMFS; Director
                                                                    (since June 1999) of ICI Mutual
                                                                    Insurance Company; prior to August
                                                                    1998, Associate General Counsel of the
                                                                    Dreyfus Corporation (Dreyfus), a
                                                                    subsidiary of Mellon Bank, N.A.
                                                                    (Mellon Bank), and an officer and/or
                                                                    director of various affiliates of
                                                                    Mellon Bank and Dreyfus.

                                                                       EXHIBIT D

                            SHAREHOLDER INFORMATION

     The following table sets forth information about persons who owned beneficially 5% or more of the outstanding shares of a class of a Series as of February 1, 2002. The Small Cap Value Portfolio had no beneficial owners of 5% or more of the Portfolio's outstanding shares as of February 1, 2002.

                                                       CLASS     NUMBER OF SHARES    PERCENT
          NAME                    ADDRESS            OF SHARES   HELD BENEFICIALLY   OF CLASS
          ----                    -------            ---------   -----------------   --------
CONSERVATIVE GROWTH FUND
Prudential Trust Company  Attn: PMFS Coordinator         A             324,306        17.6%
FBO PRU-DC CLIENTS        30 Scranton Office Park
                          Moosic, PA 18507
First Clearing            6671 Wells Avenue              C             105,187         6.4%
Corporation               Loomis, CA 95650
A/C 4661-3525
Mr. Steven E. Katonis
Mrs. Sharon M. Katonis
CO-TTEES
Ethel Duffy               20 89th St. Apt. 3E            Z              20,250        10.9%
                          Brooklyn, NY 11209-5521
Charlene Malley           33 Nancy Terrace               Z              10,245         5.5%
                          Hackettstown, NJ
                          07840-5632
Prudential Trust Company  Attn: PMFS Coordinator         Z              22,344          12%
FBO PRU-DC                30 Scranton Office Park
                          Moosic, PA 18507
Pru Defined               Attn: PMFS Coordinator         Z              22,028        11.8%
Contributions             30 Scranton Office Park
Svs FBO PRU-DC-           Moosic, PA 18507
Qualified Clients
Raymond James & Assoc.    880 Carillon Pkwy.             Z              14,104         7.6%
Inc. FBO Silverstein IRA  St. Petersburg, FL 33716
Bin# 77527360
MODERATE GROWTH FUND
Prudential Trust Company  Attn: PMFS Coordinator         A           1,499,659        26.6%
FBO PRU-DC Clients        30 Scranton Office Park
                          Moosic, PA 18507
Prudential Trust Company  140 York Road                  A             855,043        15.2%
FBO Bryner Chevrolet,     Jenkintown, PA 19046
Inc.
First Clearing            6361 Buckskin Lane             C             412,696        11.2%
Corporation               Roseville, CA 95747
A/C 1045-4146
Mr. Reinhardt Adler
IRA DTD 02/07/00
CLC Family LP             88 Caramel Rd.                 Z              43,673         8.8%
C/O Catherine Consalvas   Commack, NY 11725-1000
Patrick Consalvas
Gardner M. Bishop Inc.    399 Knollwood Rd.              Z              45,472         9.2%
Attn: Michael Whelan      White Plains, NY
                          10603-1931

                                                       CLASS     NUMBER OF SHARES    PERCENT
          NAME                    ADDRESS            OF SHARES   HELD BENEFICIALLY   OF CLASS
          ----                    -------            ---------   -----------------   --------
Prudential Bank & Trust   PO Box 761                     Z              53,549        10.8%
C/F Judith A. McBride     Oilton, OK 74052-0761
IRA DTD 05/21/01
HIGH GROWTH FUND
Pru Defined               Attn: PMFS Coordinator         A             267,509         7.4%
Contributions Svcs. FBO   30 Scranton Office Park
Pru-DC Qualified Clients  Moosic, PA 18507
Prudential Trust Company  Attn: PMFS Coordinator         A             503,593        13.9%
FBO Pru-DC Clients        30 Scranton Office Park
                          Moosic, PA 18507
Dr. Neil Nepola TTEE      217 Rose Ave.                  Z              27,612        10.1%
Dr. Neil Nepola           Staten Island, NY
MPP/PS Plan               10306-2918
DTD 12/28/84
FBO Dr. Neil Nepola
Edward Coyle &            19 Hialeah Dr.                 Z              16,047         5.9%
Diane J. Coyle Ten Com    Colts Neck, NJ 07722-
                          1252
Pru Defined               Attn: PMFS Coordinator         Z              22,223         8.1%
Contributions Svcs. FBO   30 Scranton Office Park
Pru-DC Qualified Clients  Moosic, PA 18507
Prudential Trust Company  Attn: PMFS Coordinator         Z              52,197        19.1%
FBO Pru-DC Clients        30 Scranton Office Park
                          Moosic, PA 18507
SMALL CAP VALUE FUND
Pru Defined               Attn: PMFS Coordinator         A              89,891        13.1%
Contributions Svcs.       30 Scranton Office Park
FBO Pru-Non-Trust         Moosic, PA 18507
Accounts
Edward Unger TTEE         1 Ingallis Dr. Ingalls         A              38,746         5.6%
Radiology Imaging         Mem. Hosp.
Consultants               Harvey, IL 60426-3558
PS Plan DTD 06/06/86
FBO Edward Unger
Prudential Trust Company  Attn: PMFS Coordinator         A              44,618         6.5%
FBO Pru-DC Trust          30 Scranton Office Park
Accounts                  Moosic, PA 18507

     As of February 1, 2002, the Trustees and officers of each of Asset Allocation, Style Specific and Target, as a group, owned less than 1% of the outstanding shares of beneficial interest of any class of any of the Series.

     The following table sets forth the amount and percentage of shares of the Series that Prudential Securities held of record as of February 1, 2002.

                                                             NUMBER OF SHARES     PERCENT
                           FUND                              HELD BENEFICIALLY    OF CLASS
                           ----                              -----------------    --------
Conservative Growth Fund
  Class A..................................................        651,815           35%
  Class B..................................................      2,914,048           42%
Moderate Growth Fund
  Class A..................................................      1,526,318           27%
  Class B..................................................      5,396,104           47%
  Class C..................................................      2,933,938           80%
High Growth Fund
  Class B..................................................      3,979,268           47%
  Class C..................................................      3,222,242           84%
Small Cap Value Portfolio..................................      9,664,035           97%
Small Cap Value Fund
  Class B..................................................        851,094           73%
  Class C..................................................        781,555           94%

                                                                       EXHIBIT E

                     OTHER FUND MANAGED BY EARNEST PARTNERS

     The following table sets forth information relating to the other registered investment company portfolios for which EARNEST Partners acts as investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Series.

                                                                 ANNUAL
                                                             MANAGEMENT FEE             APPROXIMATE NET
                                                         (AS A % OF AVERAGE NET           ASSETS AS OF
FUND                                                             ASSETS)               DECEMBER 31, 2001*
----                                                     ----------------------        ------------------
Harbor Small Cap Value Fund.........................       0.75%                           $2,419,124

---------------
* Net assets of the segment advised by EARNEST Partners (on which fee is based).

                           EARNEST PARTNERS MANAGEMENT

     The table below lists the name, position with EARNEST Partners and principal occupation during the past five years for the principal executive officers and directors of EARNEST Partners. The address of each individual listed below is 75 14th St., Suite 2300, Atlanta, GA 30309.

                                                   POSITION WITH EARNEST PARTNERS AND
NAME AND ADDRESS                                          PRINCIPAL OCCUPATION
----------------                                   ----------------------------------
Paul E. Viera Jr.                               Chief Executive Officer and Partner of
                                                  EARNEST Partners; founding member of
                                                  EARNEST Partners; formerly Global
                                                  Partner of, and portfolio manager
                                                  with, INVESCO Capital Management
                                                  (1991-1998).
John M. Friedman                                Partner, EARNEST Partners; formerly Vice
                                                  President of Investek Capital
                                                  Management, Inc. (1989-1999).

                                       E-1